UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21574

Eaton Vance Floating-Rate Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Floating-Rate Income Trust (EFT)

Annual Report

May 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2020

Eaton Vance

Floating-Rate Income Trust

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended May 31, 2020 was dominated by the outbreak of the novel coronavirus in China in the second half of the period. The outbreak, which turned into a global pandemic, ended the longest-ever U.S. economic expansion and brought most of the world’s economies to a virtual standstill.

The first half of the period, however, was relatively benign. From the start of the period on June 1, 2019 through October 2019, loan prices declined modestly but stayed above $95, and loans saw renewed price appreciation in November and December. Retail investor interest in the asset class was dampened by the change in 2019 from the rising interest rate environment that characterized the previous year to a falling-rate environment — which is generally viewed as less favorable for floating-rate securities. But while retail loan funds saw outflows in every month of 2019, institutional demand for structured loan products remained strong, and loan demand overall exceeded supply.

The first signs of trouble appeared in late January 2020, as coronavirus headlines rattled investors’ nerves across capital markets. Loan prices, however, continued to rise in January, and retail fund flows turned positive for the first time in 16 months. But in the last week of February, as investors digested the potential economic effects of the spreading pandemic, a broad selloff began across credit and equity markets.

March proved to be the worst month of the period for senior loans, and the second-worst month in the history of the asset class. The S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, declined 12.37% against the backdrop of a global slide in capital markets. As investors withdrew $14.7 billion from retail loan funds during the month, the average price of loans in the Index bottomed for the period at $76.20 on March 23.

Beginning in the last week of March, however, the loan market turned a corner, as central banks around the world stepped in to shore up capital markets. The U.S. Federal Reserve, for its part, cut its benchmark federal funds rate to 0.00%–0.25% and announced other measures to help credit markets worldwide. In response, the loan market began a rally that would continue through the end of the period, with the Index returning 4.50% in April and 3.80% in May, and loan prices rising to $89.08 by period-end on May 31, 2020.

For the period as a whole, higher-quality loans outperformed lower-quality issues, with BB-, B-, CCC- and D-rated (defaulted) loans in the Index returning –1.52%, –2.14%, –16.77% and –49.43%, respectively, and the Index overall returning –2.86%. Issuer fundamentals deteriorated in response to the global economic slowdown, with the trailing 12-month default rate rising from 1.00% at the beginning of the period to 3.14% at period-end — approximately the market’s long-term average.

Fund Performance

For the 12-month period ended May 31, 2020, Eaton Vance Floating-Rate Income Trust (the Fund) shares returned –7.36% at net asset value (NAV), underperforming the –2.86% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. In keeping with management’s long-term philosophy, the Fund has historically tended to underweight lower-quality loans relative to the Index — a strategy that may help the Fund experience limited credit losses over time, but may detract from relative performance versus the Index during periods when lower-quality issues outperform.

The Fund’s small allocation to collateralized loan obligation (CLO) debt detracted from Fund performance versus the Index; this resulted from CLOs in general experiencing greater price declines than the overall loan market amid late-period market volatility. Loan selection in the utilities, financial intermediaries and automotive sectors hurt relative performance as well. An overweight to the oil and gas sector, relative to the Index, detracted from performance versus the Index as the coronavirus pandemic brought travel to a near-standstill and energy prices plunged. Security selection in the oil and gas sector, however, contributed to relative results.

The Fund’s employment of investment leverage also detracted from performance versus the Index. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage hurt performance versus the Index, which does not employ leverage, as leverage amplified the price declines of loans in the Fund’s underlying portfolio during the period.

In contrast, the Fund’s credit quality allocation aided relative performance. For the 12-month period, BBB-rated loans in the Index returned 0.79%, BB-rated loans in the Index returned –1.52%, B-rated loans in the Index returned –2.14%, CCC-rated loans in the Index returned –16.77%, and D-rated (defaulted) loans in the Index returned –49.43%. Given this performance mix, the Fund’s higher-quality orientation and resulting underweight, relative to the Index, to volatile defaulted loans helped performance versus the Index.

Loan selection in the leisure goods/activities/movies and the business equipment and services sectors contributed to performance versus the Index as well. Underweighting the retailers (except food and drug) and air transport sectors, where business slowed dramatically as a result of the coronavirus pandemic, and overweighting the drugs and food products sectors, where business was more stable during the pandemic than in some other sectors, also helped results relative to the Index.

In addition, the Fund’s holdings in high-yield bonds — which generally outperformed senior loans during the period — contributed to performance versus the Index, which does not include high-yield bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Performance2,3

Portfolio Managers Ralph H. Hinckley, CFA, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	06/29/2004	–7.36%	2.90%	5.27%
Fund at Market Price	—	–9.83	1.62	4.11

S&P/LSTA Leveraged Loan Index	—	–2.86%	2.57%	4.00%

% Premium/Discount to NAV[4]

				–13.74%

Distributions[5]

Total Distributions per share for the period				$1.007
Distribution Rate at NAV				5.34%

Distribution Rate at Market Price				6.19

% Total Leverage[6]

Borrowings				24.07%
Variable Rate Term Preferred Shares (VRTP Shares)				10.13

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Fund Profile

Top 10 Issuers (% of total investments)7

TransDigm, Inc.	1.3%

Hyland Software, Inc.	1.1

Asurion, LLC	1.0

CenturyLink, Inc.	0.9

Informatica, LLC	0.9

Uber Technologies, Inc.	0.9

MA FinanceCo., LLC	0.8

Reynolds Group Holdings, Inc.	0.8

CITGO Petroleum Corporation	0.8

Ziggo B.V.	0.8

Total	9.3%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	12.9%

Business Equipment and Services	8.6

Health Care	8.3

Drugs	4.7

Telecommunications	4.5

Leisure Goods/Activities/Movies	4.4

Insurance	4.4

Chemicals and Plastics	4.4

Industrial Equipment	4.0

Oil and Gas	3.6

Total	59.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the ten-year period is the impact of the 2013 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 98% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com.

The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2019, the Fund is managed by Ralph H. Hinckley, Andrew N. Sveen, Catherine C. McDermott, William E. Holt and Daniel P. McElaney.

5

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 137.4%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 3.1%

Aernnova Aerospace S.A.U

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 22, 2027	EUR	107	$91,876

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 26, 2027	EUR	418	358,318

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing January 17, 2027	EUR	450	477,044

Term Loan, 4.65%, (USD LIBOR + 3.50%), Maturing January 17, 2027(2)		750	718,125

Dynasty Acquisition Co., Inc.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		759	644,725

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		1,412	1,199,188

IAP Worldwide Services, Inc.

Revolving Loan, 1.38%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(3)		325	307,324

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2020(4)		424	324,367

TransDigm, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024		2,820	2,604,785

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025		7,777	7,151,549

WP CPP Holdings, LLC

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing April 30, 2025(2)		2,314	2,001,863

			$15,879,164

Air Transport — 0.4%

Delta Air Lines, Inc.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing April 29, 2023		2,125	$2,100,828

			$2,100,828

Automotive — 3.5%

Adient US, LLC

Term Loan, 5.20%, (3 mo. USD LIBOR + 4.00%), Maturing May 6, 2024		1,514	$1,440,407

American Axle and Manufacturing, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 6, 2024		3,344	3,220,997

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Autokiniton US Holdings, Inc.

Term Loan, 6.55%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		860	$696,347

Bright Bidco B.V.

Term Loan, 4.57%, (USD LIBOR + 3.50%), Maturing June 30, 2024(2)		1,655	533,943

Chassix, Inc.

Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), Maturing November 15, 2023(2)		1,466	989,719

Dayco Products, LLC

Term Loan, 4.61%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		1,091	690,216

Garrett LX III S.a.r.l.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 27, 2025	EUR	389	386,337

Term Loan, 3.77%, (3 mo. USD LIBOR + 2.50%), Maturing September 27, 2025		271	247,851

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026		605	595,617

Panther BF Aggregator 2 L.P.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		3,781	3,602,979

Tenneco, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		3,777	3,078,408

Thor Industries, Inc.

Term Loan, 4.12%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		1,112	1,080,397

TI Group Automotive Systems, LLC

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), Maturing June 30, 2022		790	759,436

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	860	890,880

			$18,213,534

Beverage and Tobacco — 0.9%

Arterra Wines Canada, Inc.

Term Loan, 3.80%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		2,689	$2,622,170

Flavors Holdings, Inc.

Term Loan, 7.20%, (3 mo. USD LIBOR + 5.75%), Maturing June 30, 2020		1,116	1,031,843

Term Loan - Second Lien, 11.45%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		1,000	925,000

			$4,579,013

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.5%

Advisor Group, Inc.

Term Loan, 5.17%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	2,471	$2,316,386

OZ Management L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	24	23,711

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 30, 2023	600	525,000

		$2,865,097

Building and Development — 4.5%

ACProducts, Inc.

Term Loan, 7.50%, (3 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing August 18, 2025	450	$429,750

Advanced Drainage Systems, Inc.

Term Loan, 2.63%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026	323	317,189

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027	2,512	2,419,209

APi Group DE, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	1,546	1,488,145

Beacon Roofing Supply, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	613	586,278

Brookfield Property REIT, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	1,010	774,046

Core & Main L.P.

Term Loan, 3.98%, (USD LIBOR + 2.75%), Maturing August 1, 2024(2)	1,176	1,134,423

CPG International, Inc.

Term Loan, 5.93%, (12 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	1,973	1,909,918

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025	5,876	5,502,523

NCI Building Systems, Inc.

Term Loan, 3.95%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	813	775,519

Quikrete Holdings, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027	2,233	2,131,828

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

RE/MAX International, Inc.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing December 15, 2023		2,048	$1,955,979

Realogy Group, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing February 8, 2025		893	800,835

Summit Materials Companies I, LLC

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024		660	636,307

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024		1,122	1,060,274

WireCo WorldGroup, Inc.

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 30, 2023		945	727,651

Term Loan - Second Lien, 10.07%, (6 mo. USD LIBOR + 9.00%), Maturing September 30, 2024		1,300	877,500

			$23,527,374

Business Equipment and Services — 12.6%

Adtalem Global Education, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		418	$390,421

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025		850	872,312

AlixPartners, LLP

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	792	864,324

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing April 4, 2024		2,330	2,270,350

Allied Universal Holdco, LLC

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		1,895	1,831,679

Amentum Government Services Holdings, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing February 1, 2027		1,025	999,375

AppLovin Corporation

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025		3,856	3,764,084

Term Loan, 4.26%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025		700	687,750

Belfor Holdings, Inc.

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		571	559,274

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027		671	610,960

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Bracket Intermediate Holding Corp.

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	936	$858,551

Brand Energy & Infrastructure Services, Inc.

Term Loan, 5.45%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024	559	509,793

CCC Information Services, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 29, 2024	3,142	3,039,627

Ceridian HCM Holding, Inc.

Term Loan, 2.59%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025	1,053	1,023,693

CM Acquisition Co.

Term Loan, 11.45%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023	203	190,171

Cornerstone OnDemand, Inc.

Term Loan, 5.35%, (2 mo. USD LIBOR + 4.25%), Maturing April 22, 2027	1,825	1,804,469

Da Vinci Purchaser Corp.

Term Loan, 5.24%, (6 mo. USD LIBOR + 4.00%), Maturing January 8, 2027	425	415,172

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027	2,225	2,190,697

EAB Global, Inc.

Term Loan, 4.88%, (USD LIBOR + 3.75%), Maturing November 15, 2024(2)	1,372	1,303,400

EIG Investors Corp.

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023(2)	4,089	4,000,628

Element Materials Technology Group US Holdings, Inc.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024	415	376,622

Garda World Security Corporation

Term Loan, 4.93%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026	1,426	1,397,742

IG Investment Holdings, LLC

Term Loan, 5.45%, (3 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	2,608	2,356,257

IRI Holdings, Inc.

Term Loan, 4.61%, (USD LIBOR + 4.25%), Maturing December 1, 2025(2)	2,222	2,074,676

Iron Mountain, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	907	881,760

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

KAR Auction Services, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026		672	$647,279

Kronos Incorporated

Term Loan, 3.33%, (1 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		6,282	6,190,551

KUEHG Corp.

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025		2,733	2,363,195

Term Loan - Second Lien, 9.70%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025		425	329,375

LGC Group Holdings, Ltd.

Term Loan, Maturing January 22, 2027(5)	EUR	500	537,681

Loire Finco Luxembourg S.a.r.l.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing April 21, 2027		375	358,711

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024		1,599	1,123,318

PGX Holdings, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing September 29, 2023		1,271	667,193

Pre-Paid Legal Services, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		512	490,635

Prime Security Services Borrower, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 23, 2026		2,398	2,341,810

Prometric Holdings, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing January 29, 2025		319	275,531

Red Ventures, LLC

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2024		1,493	1,428,538

Rockwood Service Corporation

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing January 23, 2027		500	467,187

Sabre GLBL, Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		1,026	926,932

SMG US Midco 2, Inc.

Term Loan, 3.27%, (USD LIBOR + 2.50%), Maturing January 23, 2025(2)		245	225,410

Speedster Bidco GmbH

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing March 31, 2027	EUR	2,325	2,455,050

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022		3,768	$3,617,583

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 2.88%, (3 mo. EURIBOR + 2.88%), Maturing July 15, 2025	EUR	801	868,838

Tempo Acquisition, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2024		1,901	1,833,134

Vestcom Parent Holdings, Inc.

Term Loan, 5.07%, (6 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		554	515,548

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022		263	252,232

West Corporation

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing October 10, 2024		344	278,252

Term Loan, 5.45%, (3 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		1,149	939,524

Zephyr Bidco Limited

Term Loan, 4.36%, (1 mo. GBP LIBOR + 4.25%), Maturing July 23, 2025	GBP	775	873,855

			$65,281,149

Cable and Satellite Television — 4.5%

Altice France S.A.

Term Loan, 3.87%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		786	$751,184

Term Loan, 4.18%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		1,242	1,198,903

CSC Holdings, LLC

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		3,705	3,584,388

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		1,354	1,312,657

Numericable Group S.A.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		1,964	1,866,037

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	485	513,230

Telenet Financing USD, LLC

Term Loan, 2.18%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028		4,075	3,934,922

UPC Broadband Holding B.V.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028		900	869,625

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

UPC Broadband Holding B.V. (continued)

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing April 30, 2029	EUR	775	$837,975

Virgin Media Bristol, LLC

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		4,625	4,486,893

Virgin Media SFA Finance Limited

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	1,325	1,442,450

Ziggo B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	2,425	2,617,846

			$23,416,110

Chemicals and Plastics — 6.6%

Alpha 3 B.V.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		1,325	$1,281,459

Aruba Investments, Inc.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		978	953,896

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.20%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		2,323	2,271,773

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	634	654,906

Emerald Performance Materials, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 1, 2021		395	384,751

Ferro Corporation

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		351	343,230

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		359	350,692

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		437	426,403

Flint Group GmbH

Term Loan, 4.02%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		158	132,840

Flint Group US, LLC

Term Loan, 4.02%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		953	803,576

Gemini HDPE, LLC

Term Loan, 3.27%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		2,194	2,100,977

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

H.B. Fuller Company

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		1,635	$1,594,598

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	1,600	1,673,956

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026		769	737,939

INEOS Enterprises Holdings II Limited

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing August 28, 2026	EUR	200	213,222

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 28, 2026		225	215,210

INEOS Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 1, 2024	EUR	3,201	3,439,014

Messer Industries GmbH

Term Loan, 3.95%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		1,535	1,477,340

Minerals Technologies, Inc.

Term Loan, 3.05%, (USD LIBOR + 2.25%), Maturing February 14, 2024(2)		928	919,829

Momentive Performance Materials, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		471	446,098

Orion Engineered Carbons GmbH

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 25, 2024	EUR	813	867,605

Term Loan, 3.45%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		1,135	1,083,942

PMHC II, Inc.

Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 31, 2025		1,685	1,432,591

PQ Corporation

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2027		2,349	2,276,680

Pregis TopCo Corporation

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		673	638,524

Rohm Holding GmbH

Term Loan, 6.78%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		399	331,833

Starfruit Finco B.V.

Term Loan, 3.22%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		1,502	1,439,291

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing October 1, 2025	EUR	475	507,089

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Tronox Finance, LLC

Term Loan, 3.45%, (USD LIBOR + 2.75%), Maturing September 23, 2024(2)		3,120	$3,002,122

Univar, Inc.

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		1,953	1,906,389

Venator Materials Corporation

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		414	385,369

			$34,293,144

Conglomerates — 0.0%(6)

Penn Engineering & Manufacturing Corp.

Term Loan, 4.12%, (3 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		227	$216,633

			$216,633

Containers and Glass Products — 3.7%

Berry Global, Inc.

Term Loan, 2.22%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026		1,017	$996,860

BWAY Holding Company

Term Loan, 4.56%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		2,515	2,319,024

Flex Acquisition Company, Inc.

Term Loan, 4.43%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		3,611	3,487,015

Term Loan, 4.68%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		1,517	1,431,199

Libbey Glass, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing April 9, 2021		1,102	532,577

Pelican Products, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing May 1, 2025		639	573,166

Reynolds Consumer Products, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing February 4, 2027		1,500	1,474,376

Reynolds Group Holdings, Inc.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		5,683	5,519,288

Ring Container Technologies Group, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		899	864,975

Trident TPI Holdings, Inc.

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing October 17, 2024	EUR	1,344	1,327,860

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Trident TPI Holdings, Inc. (continued)

Term Loan, 4.07%, (3 mo. USD LIBOR + 3.00%), Maturing October 17, 2024		759	$725,790

			$19,252,130

Cosmetics / Toiletries — 1.0%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (2 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023		3,819	$3,677,269

Term Loan, 8.00%, (2 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing May 15, 2023		1,485	1,451,588

			$5,128,857

Drugs — 7.0%

Aenova Holding GmbH

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing March 6, 2025	EUR	200	$218,125

Akorn, Inc.

DIP Loan, 10.50%, (1 mo. USD LIBOR + 9.50%, Floor 1.00%), Maturing November 17, 2020		115	114,340

Term Loan, 15.50%, (1 mo. USD LIBOR + 14.50%, Floor 1.00%), 14.75% cash, 0.75% PIK, Maturing April 16, 2021		1,997	1,736,972

Albany Molecular Research, Inc.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing August 30, 2024(2)		829	808,377

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 30, 2025		500	467,500

Alkermes, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023		396	373,864

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		3,733	3,440,010

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (2 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023		1,812	1,689,659

Bausch Health Companies, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		5,307	5,219,912

Catalent Pharma Solutions, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing May 18, 2026		866	851,091

Elanco Animal Health Incorporated

Term Loan, Maturing February 4, 2027(5)		655	635,022

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024		5,538	$5,209,082

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.09%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027		2,550	2,496,285

Horizon Therapeutics USA, Inc.

Term Loan, 2.56%, (1 mo. USD LIBOR + 2.25%), Maturing May 22, 2026		2,196	2,151,750

Jaguar Holding Company II

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing August 18, 2022		5,930	5,915,088

Mallinckrodt International Finance S.A.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024		2,925	2,037,291

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing February 24, 2025		3,299	2,285,262

Nidda Healthcare Holding AG

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 21, 2026	EUR	625	668,805

			$36,318,435

Ecological Services and Equipment — 0.8%

Advanced Disposal Services, Inc.

Term Loan, 3.00%, (1 week USD LIBOR + 2.25%, Floor 0.75%), Maturing November 10, 2023		2,133	$2,119,071

EnergySolutions, LLC

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025		1,970	1,787,954

Patriot Container Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 20, 2025		147	139,650

US Ecology Holdings, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026		274	270,884

			$4,317,559

Electronics / Electrical — 19.8%

Applied Systems, Inc.

Term Loan - Second Lien, 8.45%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		2,700	2,673,000

Aptean, Inc.

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		769	716,390

Term Loan - Second Lien, 8.67%, (1 mo. USD LIBOR + 8.50%), Maturing April 23, 2027		1,525	1,441,125

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027		875	$822,500

Avast Software B.V.

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing September 29, 2023		570	563,234

Banff Merger Sub, Inc.

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		3,407	3,224,365

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	296	317,137

Buzz Merger Sub, Ltd.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027		600	583,500

Castle US Holding Corporation

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027		1,081	1,007,020

CDW, LLC

Term Loan, 1.93%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026		1,343	1,329,033

Celestica, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		281	263,672

Cohu, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		813	698,857

CommScope, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026		1,841	1,777,244

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024		707	655,627

Datto, Inc.

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026		372	362,185

ECI Macola/Max Holdings, LLC

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		832	783,961

Electro Rent Corporation

Term Loan, 6.02%, (USD LIBOR + 5.00%), Maturing January 31, 2024(2)		1,754	1,677,470

Epicor Software Corporation

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		4,544	4,462,884

EXC Holdings III Corp.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		513	493,943

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Finastra USA, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024		5,281	$4,797,057

Fiserv Investment Solutions, Inc.

Term Loan, 5.14%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027		600	589,500

GlobalLogic Holdings, Inc.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing August 1, 2025		454	437,646

Hyland Software, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 1, 2024		4,510	4,403,080

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), Maturing July 7, 2025		4,325	4,170,922

Infoblox, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		2,041	2,005,084

Informatica, LLC

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027		6,475	6,205,206

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing February 25, 2027	EUR	300	320,250

Term Loan - Second Lien, 7.13%, Maturing February 25, 2025(7)		550	534,187

MA FinanceCo., LLC

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		2,843	2,833,555

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		506	480,334

MACOM Technology Solutions Holdings, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing May 17, 2024		1,271	1,164,869

Mirion Technologies, Inc.

Term Loan, 5.07%, (6 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		495	481,750

MKS Instruments, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026		332	324,846

MTS Systems Corporation

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 5, 2023		531	520,332

NCR Corporation

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026		1,569	1,513,719

Recorded Books, Inc.

Term Loan, Maturing August 29, 2025(5)		925	883,375

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Refinitiv US Holdings, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	1,683	$1,660,641

Renaissance Holding Corp.

Term Loan - Second Lien, 7.76%, (3 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	200	187,000

Seattle Spinco, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	3,415	3,243,811

SGS Cayman L.P.

Term Loan, 6.83%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	395	308,755

SkillSoft Corporation

Term Loan, 0.00%, Maturing April 28, 2021(8)	4,981	2,764,850

SolarWinds Holdings, Inc.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	3,429	3,372,903

Solera, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	2,801	2,701,568

Sparta Systems, Inc.

Term Loan, 4.56%, (6 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	2,412	2,071,183

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	720	700,270

SS&C Technologies, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	1,045	1,015,580

STG-Fairway Holdings, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing January 31, 2027	1,780	1,633,150

SurveyMonkey, Inc.

Term Loan, 3.85%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	1,047	1,021,199

Sutherland Global Services, Inc.

Term Loan, 6.83%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	1,695	1,326,396

Switch, Ltd.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	267	262,590

Tibco Software, Inc.

Term Loan, 3.93%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	5,373	5,198,596

Term Loan - Second Lien, 7.43%, (1 mo. USD LIBOR + 7.25%), Maturing March 3, 2028	550	534,875

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

TriTech Software Systems

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	913	$812,198

TTM Technologies, Inc.

Term Loan, 2.87%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	297	291,502

Uber Technologies, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	4,250	4,145,512

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025	2,731	2,681,074

Ultimate Software Group, Inc. (The)

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	1,766	1,717,557

Ultra Clean Holdings, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	808	788,139

Verifone Systems, Inc.

Term Loan, 4.38%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	1,257	1,036,173

Veritas Bermuda, Ltd.

Term Loan, 5.95%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023	2,385	2,233,982

Vero Parent, Inc.

Term Loan, 6.61%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024	2,560	2,370,986

VS Buyer, LLC

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027	1,250	1,221,875

Vungle, Inc.

Term Loan, 5.67%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	721	703,341

Western Digital Corporation

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	1,174	1,157,198

		$102,681,763

Equipment Leasing — 0.1%

IBC Capital Limited

Term Loan, 4.64%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	363	$330,454

		$330,454

Financial Intermediaries — 4.1%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026	471	$433,723

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Aretec Group, Inc.

Term Loan, 4.42%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		5,100	$4,743,321

Citco Funding, LLC

Term Loan, 3.57%, (6 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		2,791	2,550,690

Claros Mortgage Trust, Inc.

Term Loan, 3.47%, (1 mo. USD LIBOR + 3.25%), Maturing August 9, 2026		821	742,892

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(8)		3,222	1,337,168

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025		270	258,720

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	750	803,399

Focus Financial Partners, LLC

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024		3,057	2,964,967

Franklin Square Holdings L.P.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025		566	547,967

Greenhill & Co., Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		1,097	1,041,833

GreenSky Holdings, LLC

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		1,470	1,411,200

Harbourvest Partners, LLC

Term Loan, 2.57%, (2 mo. USD LIBOR + 2.25%), Maturing March 3, 2025		27	26,943

LPL Holdings, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026		1,496	1,458,844

Starwood Property Trust, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026		547	522,624

StepStone Group L.P.

Term Loan, 5.00%, (6 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 27, 2025		637	622,667

Victory Capital Holdings, Inc.

Term Loan, 3.94%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		1,246	1,210,531

Virtus Investment Partners, Inc.

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing June 1, 2024		516	507,777

			$21,185,266

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 4.0%

Alphabet Holding Company, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		2,535	$2,433,600

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024		388	381,979

B&G Foods, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026		274	271,573

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024		366	296,156

CHG PPC Parent, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		516	499,049

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing March 31, 2025	EUR	3,125	3,312,807

Froneri International PLC

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 29, 2027		2,200	2,109,250

Term Loan, 2.63%, (6 mo. EURIBOR + 2.63%), Maturing January 29, 2027	EUR	1,300	1,392,197

Hearthside Food Solutions, LLC

Term Loan, 3.86%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		1,749	1,684,603

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		494	476,469

HLF Financing S.a.r.l.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025		809	790,347

Jacobs Douwe Egberts International B.V.

Term Loan, 2.25%, (3 mo. EURIBOR + 1.75%, Floor 0.50%), Maturing November 1, 2025	EUR	285	317,048

Term Loan, 2.38%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		1,512	1,502,167

JBS USA Lux S.A.

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing May 1, 2026		4,406	4,277,005

Nomad Foods Europe Midco Limited

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		1,267	1,240,296

			$20,984,546

Food Service — 1.9%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026		4,913	$4,728,462

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)

IRB Holding Corp.

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025(2)		2,540	$2,390,433

Restaurant Technologies, Inc.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		222	211,633

US Foods, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2023		882	834,703

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing September 13, 2026		1,766	1,675,611

			$9,840,842

Food / Drug Retailers — 0.3%

BW Gas & Convenience Holdings, LLC

Term Loan, 6.42%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024		667	$636,567

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	450	327,083

Term Loan, 5.77%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	450	362,511

			$1,326,161

Health Care — 12.6%

Acadia Healthcare Company, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022		251	$246,067

Accelerated Health Systems, LLC

Term Loan, 3.68%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		568	528,066

ADMI Corp.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		1,818	1,686,462

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023		820	451,172

Term Loan - Second Lien, 11.00%, (1 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing April 24, 2024		525	183,750

athenahealth, Inc.

Term Loan, 5.28%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		2,005	1,939,596

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024		458	452,359

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

BioClinica Holding I L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 20, 2023		1,502	$1,388,948

BW NHHC Holdco, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		2,524	1,864,397

Carestream Dental Equipment, Inc.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		892	745,174

CeramTec AcquiCo GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 7, 2025	EUR	903	944,793

Certara L.P.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024		972	911,330

Change Healthcare Holdings, LLC

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing March 1, 2024		5,358	5,233,312

CHG Healthcare Services, Inc.

Term Loan, 4.07%, (USD LIBOR + 3.00%), Maturing June 7, 2023(2)		3,466	3,389,743

CryoLife, Inc.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing December 1, 2024		513	484,321

Ensemble RCM, LLC

Term Loan, 4.44%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		522	513,886

Envision Healthcare Corporation

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		6,104	4,049,636

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025		2,545	2,488,189

GHX Ultimate Parent Corporation

Term Loan, 4.62%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		975	933,528

Greatbatch Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022		1,502	1,489,346

Hanger, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		1,127	1,059,380

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025		1,257	1,231,300

IQVIA, Inc.

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), Maturing March 7, 2024		551	537,351

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

IQVIA, Inc. (continued)

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025		975	$951,539

Medical Solutions, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024		1,628	1,530,184

MPH Acquisition Holdings, LLC

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023		3,314	3,192,575

National Mentor Holdings, Inc.

Term Loan, 4.72%, (USD LIBOR + 4.25%), Maturing March 9, 2026(2)		664	646,767

Term Loan, 5.71%, (3 mo. USD LIBOR + 4.25%), Maturing March 9, 2026		30	29,374

Navicure, Inc.

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026		1,025	996,812

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022		2,072	1,782,813

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing June 30, 2025	EUR	425	444,055

Term Loan, 3.58%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025		4,965	4,722,633

Parexel International Corporation

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		1,610	1,532,876

Phoenix Guarantor, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026		1,960	1,918,558

Radiology Partners, Inc

Term Loan, 5.67%, (USD LIBOR + 4.25%), Maturing July 9, 2025(2)		1,705	1,603,777

RadNet, Inc.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing June 30, 2023		1,634	1,551,723

Select Medical Corporation

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing March 6, 2025		2,709	2,627,936

Sound Inpatient Physicians

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025		491	468,325

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024		3,448	3,170,837

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024		2,003	$1,482,646

Tecomet, Inc.

Term Loan, 4.68%, (6 mo. USD LIBOR + 3.50%), Maturing May 1, 2024		1,126	1,058,304

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024		1,684	1,527,178

Verscend Holding Corp.

Term Loan, 4.67%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		801	775,515

Viant Medical Holdings, Inc.

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		493	411,237

Wink Holdco, Inc.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing December 2, 2024		489	470,422

			$65,648,192

Home Furnishings — 0.4%

Serta Simmons Bedding, LLC

Term Loan, 4.61%, (3 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		5,260	$2,230,165

			$2,230,165

Industrial Equipment — 6.1%

AI Alpine AT Bidco GmbH

Term Loan, 3.96%, (USD LIBOR + 2.75%), Maturing October 31, 2025(2)		247	$212,312

Altra Industrial Motion Corp.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		707	679,254

Apex Tool Group, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024		2,503	2,227,493

Carlisle Foodservice Products, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025		270	238,855

CPM Holdings, Inc.

Term Loan, 3.97%, (USD LIBOR + 3.75%), Maturing November 17, 2025(2)		321	271,192

Delachaux Group S.A.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing April 16, 2026	EUR	400	422,929

Term Loan, 5.36%, (6 mo. USD LIBOR + 4.50%), Maturing April 16, 2026		470	437,332

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	324	$306,171

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	809	765,431

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024		899	793,666

DXP Enterprises, Inc.

Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing August 29, 2023		514	478,252

Dynacast International, LLC

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		1,295	891,290

Engineered Machinery Holdings, Inc.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing July 19, 2024		1,810	1,715,185

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		321	304,891

EWT Holdings III Corp.

Term Loan, 3.45%, (2 mo. USD LIBOR + 2.75%), Maturing December 20, 2024		1,880	1,835,679

Filtration Group Corporation

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		1,673	1,625,876

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	392	421,360

Gardner Denver, Inc.

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027		1,303	1,245,689

Term Loan, 2.00%, (1 mo. EURIBOR + 2.00%), Maturing March 1, 2027	EUR	423	460,573

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	922	976,580

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 1, 2024		4,580	4,400,379

Hayward Industries, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		478	465,115

Ingersoll-Rand Services Company

Term Loan, 1.92%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027		1,425	1,362,062

LTI Holdings, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		1,590	1,400,441

Term Loan, 4.92%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		199	176,364

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Quimper AB

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	1,900	$1,993,095

Robertshaw US Holding Corp.

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing February 28, 2025(2)		1,054	863,870

Thermon Industries, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 30, 2024		281	266,570

Titan Acquisition Limited

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		3,100	2,819,071

Welbilt, Inc.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		1,684	1,452,231

			$31,509,208

Insurance — 6.5%

Alliant Holdings Intermediate, LLC

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025		2,538	$2,435,248

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		471	454,348

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024		4,674	4,598,267

AssuredPartners, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027		1,496	1,428,385

Term Loan, Maturing February 13, 2027(5)		500	490,000

Asurion, LLC

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		1,257	1,236,717

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		2,276	2,217,806

Term Loan - Second Lien, 6.67%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		4,200	4,197,900

Financiere CEP S.A.S.

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), Maturing January 16, 2025	EUR	550	608,238

FrontDoor, Inc.

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025		493	477,725

Hub International Limited

Term Loan, 4.02%, (USD LIBOR + 2.75%), Maturing April 25, 2025(2)		4,459	4,303,083

Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), Maturing April 25, 2025(2)		1,895	1,865,874

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

NFP Corp.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027		3,712	$3,522,226

Sedgwick Claims Management Services, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		1,259	1,192,569

USI, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		3,615	3,479,346

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing December 2, 2026		1,471	1,439,434

			$33,947,166

Leisure Goods / Activities / Movies — 6.6%

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	3,625	$3,527,649

Ancestry.com Operations, Inc.

Term Loan, 4.43%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		3,350	3,140,332

Bombardier Recreational Products, Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027		4,718	4,402,533

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing May 24, 2027		700	698,250

ClubCorp Holdings, Inc.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		2,399	2,129,175

Crown Finance US, Inc.

Term Loan, 2.38%, (6 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	292	241,163

Term Loan, 3.32%, (6 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		1,772	1,326,137

Term Loan, 3.57%, (6 mo. USD LIBOR + 2.50%), Maturing September 30, 2026		1,542	1,141,265

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024		1,530	1,453,206

Emerald Expositions Holding, Inc.

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		1,171	922,460

Etraveli Holding AB

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing August 2, 2024	EUR	950	812,002

Lindblad Expeditions, Inc.

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		341	280,993

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Lindblad Expeditions, Inc. (continued)

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		1,362	$1,123,971

Match Group, Inc.

Term Loan, 2.18%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027		775	759,500

Motion Finco S.a.r.l.

Term Loan, 4.32%, (USD LIBOR + 3.25%), Maturing November 4, 2026(2)		70	64,352

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing November 13, 2026	EUR	1,425	1,471,885

Term Loan, 4.32%, (USD LIBOR + 3.25%), Maturing November 13, 2026(2)		529	489,635

Playtika Holding Corp.

Term Loan, 7.07%, (6 mo. USD LIBOR + 6.00%), Maturing December 10, 2024		3,506	3,508,089

SeaWorld Parks & Entertainment, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing March 31, 2024		1,919	1,780,124

SRAM, LLC

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024(2)		1,260	1,222,190

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025		518	482,639

Travel Leaders Group, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		983	604,237

UFC Holdings, LLC

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		2,313	2,226,084

Vue International Bidco PLC

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing July 3, 2026	EUR	678	638,287

			$34,446,158

Lodging and Casinos — 4.7%

Aristocrat Technologies, Inc.

Term Loan, 2.86%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		1,040	$999,205

Azelis Finance S.A.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing November 10, 2025	EUR	2,000	2,122,971

Boyd Gaming Corporation

Term Loan, 2.34%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		687	659,938

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

CityCenter Holdings, LLC

Term Loan, Maturing April 18, 2024(5)		2,775	$2,611,275

Eldorado Resorts, LLC

Term Loan, 3.25%, (6 mo. USD LIBOR + 2.25%), Maturing April 17, 2024		455	450,493

GBT III B.V.

Term Loan, Maturing February 26, 2027(5)		1,401	1,219,251

Term Loan, Maturing February 26, 2027(5)		1,674	1,455,999

Golden Nugget, Inc.

Term Loan, 3.45%, (USD LIBOR + 2.50%), Maturing October 4, 2023(2)		4,996	4,327,801

GVC Holdings PLC

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	1,875	2,050,124

Term Loan, 3.31%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		1,176	1,145,130

Hanjin International Corp.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		550	486,750

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		2,582	2,200,214

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	1,000	1,105,333

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		3,605	3,568,598

			$24,403,082

Nonferrous Metals / Minerals — 0.6%

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% cash, 7.50% PIK), Maturing August 15, 2021(4)(7)		157	$121,081

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%, Floor 2.00%), Maturing July 31, 2020		576	576,262

Term Loan, 0.00%, Maturing October 17, 2022(8)		2,068	46,529

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(8)		942	65,937

Oxbow Carbon, LLC

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		1,373	1,277,066

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	1,025	1,009,799

			$3,096,674

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 4.5%

Ameriforge Group, Inc.

Term Loan, 8.45%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022	756	$623,954

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	239	220,301

Term Loan, Maturing May 29, 2027(5)	225	214,875

Blackstone CQP Holdco L.P.

Term Loan, 4.62%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	1,042	1,001,743

Buckeye Partners L.P.

Term Loan, 3.12%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026	1,350	1,311,525

Centurion Pipeline Company, LLC

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	272	252,610

CITGO Holding, Inc.

Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023	274	251,393

CITGO Petroleum Corporation

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing July 29, 2021	1,835	1,823,819

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	4,582	4,398,960

Delek US Holdings, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	1,386	1,208,094

Term Loan, Maturing March 31, 2025(5)	600	567,000

Fieldwood Energy, LLC

Term Loan, 0.00%, Maturing April 11, 2022(8)	2,775	422,002

Matador Bidco S.a.r.l.

Term Loan, 4.92%, (1 mo. USD LIBOR + 4.75%), Maturing October 15, 2026	4,105	3,845,872

McDermott Technology Americas, Inc.

DIP Loan, 10.00%, (3 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing October 21, 2020	513	500,211

DIP Loan, 10.02%, (USD LIBOR + 9.00%), Maturing October 21, 2020(2)	975	949,772

Term Loan, 0.00%, Maturing May 9, 2025(8)	2,247	803,303

Prairie ECI Acquiror L.P.

Term Loan, 6.20%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	500	454,875

Term Loan, 6.20%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	2,371	2,157,062

PSC Industrial Holdings Corp.

Term Loan, 4.98%, (6 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	758	594,687

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

RDV Resources Properties, LLC

Term Loan, 6.87%, (3 mo. USD LIBOR + 5.50%), Maturing March 29, 2024(4)	474	$283,553

Sunrise Oil & Gas Properties, LLC

Term Loan - First Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	89	84,670

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	90	75,976

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	104	73,231

UGI Energy Services, LLC

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	1,092	1,041,579

		$23,161,067

Publishing — 1.0%

Ascend Learning, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 12, 2024	1,194	$1,146,600

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	1,734	1,537,515

Harland Clarke Holdings Corp.

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), Maturing November 3, 2023	89	56,399

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(8)	784	73,692

Nielsen Finance, LLC

Term Loan, Maturing June 5, 2025(5)	850	851,062

ProQuest, LLC

Term Loan, 3.67%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	1,671	1,621,472

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing September 17, 2023	206	170,155

		$5,456,895

Radio and Television — 3.4%

Cumulus Media New Holdings, Inc.

Term Loan, 4.82%, (6 mo. USD LIBOR + 3.75%), Maturing March 31, 2026	572	$497,034

Diamond Sports Group, LLC

Term Loan, 3.42%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	3,184	2,764,772

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Entercom Media Corp.

Term Loan, 2.67%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	932	$866,550

Entravision Communications Corporation

Term Loan, 2.92%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	852	803,425

Gray Television, Inc.

Term Loan, 2.58%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	255	245,614

Term Loan, 2.83%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	637	622,496

Hubbard Radio, LLC

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 28, 2025	784	666,794

iHeartCommunications, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	1,920	1,802,576

Mission Broadcasting, Inc.

Term Loan, 2.62%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	357	344,319

Nexstar Broadcasting, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	1,386	1,338,417

Term Loan, 3.12%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	504	488,064

Sinclair Television Group, Inc.

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	535	522,098

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	672	656,513

Terrier Media Buyer, Inc.

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	2,645	2,555,973

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024	3,730	3,513,587

		$17,688,232

Retailers (Except Food and Drug) — 1.7%

Apro, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 14, 2026	524	$515,832

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 16, 2026	150	147,750

Ascena Retail Group, Inc.

Term Loan, 5.63%, (USD LIBOR + 4.50%), Maturing August 21, 2022(2)	2,370	527,342

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Bass Pro Group, LLC

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	1,389	$1,312,959

BJ’s Wholesale Club, Inc.

Term Loan, 2.44%, (2 mo. USD LIBOR + 2.25%), Maturing February 3, 2024	850	837,891

Coinamatic Canada, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	46	44,173

David’s Bridal, Inc.

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	339	294,579

Hoya Midco, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	2,060	1,683,834

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	1,011	815,708

PetSmart, Inc.

Term Loan, 5.00%, (6 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 11, 2022	1,313	1,294,188

PFS Holding Corporation

Term Loan, 0.00%, Maturing January 31, 2021(8)	2,332	897,828

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(8)	543	85,582

Radio Systems Corporation

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing May 2, 2024	438	436,257

		$8,893,923

Steel — 1.2%

Atkore International, Inc.

Term Loan, 4.02%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	1,320	$1,300,033

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	2,479	2,392,061

Neenah Foundry Company

Term Loan, 7.01%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	726	635,610

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	882	769,545

Zekelman Industries, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing January 24, 2027	1,075	1,045,437

		$6,142,686

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Surface Transport — 0.4%

Agro Merchants NAI Holdings, LLC

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024		17	$15,805

Hertz Corporation (The)

Term Loan, 3.51%, (3 mo. USD LIBOR + 2.75%), Maturing June 30, 2023		1,078	834,873

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022		117	107,451

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022		385	353,346

XPO Logistics, Inc.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		650	636,652

			$1,948,127

Telecommunications — 6.6%

CenturyLink, Inc.

Term Loan, 2.42%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027		7,481	$7,206,045

Colorado Buyer, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024		1,657	1,239,555

Digicel International Finance Limited

Term Loan, 3.80%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		1,779	1,494,683

eircom Finco S.a.r.l.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing May 15, 2026	EUR	1,706	1,861,946

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	1,650	1,710,241

Global Eagle Entertainment, Inc.

Term Loan, 8.72%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		2,696	1,614,453

Intelsat Jackson Holdings S.A.

Term Loan, 6.00%, (USD Prime + 2.75%), Maturing November 27, 2023		1,900	1,909,490

Term Loan, 6.75%, (USD Prime + 3.50%), Maturing January 2, 2024		1,600	1,615,200

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021		1,230	959,627

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024		1,746	1,606,320

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Plantronics, Inc.

Term Loan, 2.79%, (USD LIBOR + 2.50%), Maturing July 2, 2025(2)		1,327	$1,072,696

Syniverse Holdings, Inc.

Term Loan, 6.87%, (6 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		1,029	653,415

T-Mobile USA, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2027		3,125	3,129,231

Telesat Canada

Term Loan, 2.93%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026		1,446	1,400,573

Zayo Group Holdings, Inc.

Term Loan, 3.17%, (1 mo. USD LIBOR + 3.00%), Maturing March 9, 2027		2,650	2,556,882

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing March 9, 2027	EUR	450	482,664

Ziggo Financing Partnership

Term Loan, 2.68%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028		3,825	3,672,532

			$34,185,553

Utilities — 1.8%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025		1,696	$1,659,345

Calpine Construction Finance Company L.P.

Term Loan, 2.17%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		946	923,689

Calpine Corporation

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		3,358	3,295,542

Term Loan, 2.43%, (1 mo. USD LIBOR + 2.25%), Maturing April 5, 2026		943	921,136

Lightstone Holdco, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing January 30, 2024		86	70,459

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing January 30, 2024		1,524	1,249,233

Longview Power, LLC

Term Loan, 0.00%, Maturing April 13, 2021(8)		3,152	472,725

Talen Energy Supply, LLC

Term Loan, 3.92%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026		341	331,335

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)

USIC Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 8, 2023	196	$187,748

		$9,111,212

Total Senior Floating-Rate Loans (identified cost $782,190,219)		$713,606,399

Corporate Bonds & Notes — 5.2%

Aerospace and Defense — 0.1%

TransDigm, Inc.

6.50%, 7/15/24	520	$510,954

7.50%, 3/15/27	282	278,175

		$789,129

Automotive — 0.1%

Navistar International Corp.

6.625%, 11/1/25(9)	322	$301,909

		$301,909

Building and Development — 0.2%

Hillman Group, Inc. (The)

6.375%, 7/15/22(9)	37	$33,457

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(9)	31	31,345

Standard Industries, Inc.

6.00%, 10/15/25(9)	50	52,031

5.00%, 2/15/27(9)	677	698,985

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.

5.875%, 6/15/24	8	8,077

		$823,895

Business Equipment and Services — 0.6%

EIG Investors Corp.

10.875%, 2/1/24	958	$891,213

Prime Security Services Borrower, LLC/ Prime Finance, Inc.

5.25%, 4/15/24(9)	750	783,829

5.75%, 4/15/26(9)	750	774,255

ServiceMaster Co., LLC (The)

7.45%, 8/15/27	427	454,140

		$2,903,437

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.3%

Altice France S.A.

8.125%, 2/1/27(9)	677	$746,264

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.375%, 5/1/25(9)	67	69,017

5.75%, 2/15/26(9)	32	33,440

CSC Holdings, LLC

5.875%, 9/15/22	15	15,848

5.25%, 6/1/24	10	10,573

5.75%, 1/15/30(9)	550	581,111

DISH DBS Corp.

6.75%, 6/1/21	14	14,312

5.875%, 11/15/24	5	4,949

TEGNA, Inc.

5.00%, 9/15/29(9)	74	70,231

		$1,545,745

Conglomerates — 0.0%(6)

Spectrum Brands, Inc.

5.75%, 7/15/25	75	$77,577

5.00%, 10/1/29(9)	21	20,576

		$98,153

Consumer Products — 0.0%(6)

Central Garden & Pet Co.

6.125%, 11/15/23	25	$25,654

		$25,654

Containers and Glass Products — 0.2%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

4.125%, 8/15/26(9)	200	$201,159

Berry Global, Inc.

6.00%, 10/15/22	12	12,132

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

7.00%, 7/15/24(9)	958	965,334

		$1,178,625

Distribution & Wholesale — 0.0%(6)

Performance Food Group, Inc.

5.50%, 10/15/27(9)	68	$66,863

		$66,863

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 0.0%(6)

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC

7.125%, 7/31/26(9)	258	$235,800

		$235,800

Drugs — 0.2%

Bausch Health Americas, Inc.

8.50%, 1/31/27(9)	146	$159,894

Bausch Health Companies, Inc.

7.00%, 1/15/28(9)	752	791,815

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC

6.375%, 8/1/23(9)	75	77,529

		$1,029,238

Ecological Services and Equipment — 0.1%

Covanta Holding Corp.

5.875%, 3/1/24	25	$25,154

GFL Environmental, Inc.

8.50%, 5/1/27(9)	575	631,675

		$656,829

Electronics / Electrical — 0.0%(6)

Sensata Technologies, Inc.

4.375%, 2/15/30(9)	45	$43,905

		$43,905

Entertainment — 0.0%(6)

Merlin Entertainments, Ltd.

5.75%, 6/15/26(9)	200	$192,788

		$192,788

Financial Intermediaries — 0.2%

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	18	$18,130

6.25%, 5/15/26	677	682,104

JPMorgan Chase & Co.,

Series S, 6.75% to 2/1/24(10)(11)	80	85,256

Navient Corp.

5.00%, 10/26/20	30	29,593

		$815,083

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 0.3%

Del Monte Foods, Inc.

11.875%, 5/15/25(9)		1,075	$1,144,768

Iceland Bondco PLC

4.478%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(9)(12)	GBP	187	230,022

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.

5.50%, 1/15/30(9)		156	162,211

			$1,537,001

Food / Drug Retailers — 0.2%

Fresh Market, Inc. (The)

9.75%, 5/1/23(9)		1,300	$936,000

			$936,000

Health Care — 0.1%

Centene Corp.

4.75%, 5/15/22		14	$14,207

HCA, Inc.

5.875%, 2/15/26		18	20,191

Hologic, Inc.

4.375%, 10/15/25(9)		30	30,747

MPH Acquisition Holdings, LLC

7.125%, 6/1/24(9)		353	334,685

Tenet Healthcare Corp.

8.125%, 4/1/22		45	47,125

6.75%, 6/15/23		10	10,501

			$457,456

Insurance — 0.2%

AssuredPartners, Inc.

7.00%, 8/15/25(9)		958	$941,824

			$941,824

Internet Software & Services — 0.1%

Netflix, Inc.

5.375%, 11/15/29(9)		240	$266,978

Riverbed Technology, Inc.

8.875%, 3/1/23(9)		33	19,800

			$286,778

Leisure Goods / Activities / Movies — 0.1%

Sabre GLBL, Inc.

5.375%, 4/15/23(9)		25	$23,752

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Viking Cruises, Ltd.

6.25%, 5/15/25(9)	45	$27,614

5.875%, 9/15/27(9)	858	517,104

		$568,470

Lodging and Casinos — 0.4%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(9)	677	$604,222

ESH Hospitality, Inc.

5.25%, 5/1/25(9)	27	26,328

4.625%, 10/1/27(9)	71	67,348

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.

5.625%, 5/1/24	15	15,677

MGM Resorts International

7.75%, 3/15/22	18	18,775

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23	30	27,941

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC

7.00%, 7/15/26(9)	958	1,017,698

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(9)	591	549,077

		$2,327,066

Nonferrous Metals / Minerals — 0.0%(6)

New Gold, Inc.

6.25%, 11/15/22(9)	12	$12,077

		$12,077

Oil and Gas — 0.7%

Antero Resources Corp.

5.375%, 11/1/21	71	$63,742

Centennial Resource Production, LLC

6.875%, 4/1/27(9)	958	461,847

Energy Transfer Operating, L.P.

5.875%, 1/15/24	35	38,271

Hilcorp Energy I, L.P./Hilcorp Finance Co.

6.25%, 11/1/28(9)	649	557,206

Neptune Energy Bondco PLC

6.625%, 5/15/25(9)	1,065	935,214

Newfield Exploration Co.

5.625%, 7/1/24	92	83,920

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Precision Drilling Corp.

6.50%, 12/15/21	742	$662,673

Seven Generations Energy, Ltd.

6.75%, 5/1/23(9)	65	62,799

6.875%, 6/30/23(9)	30	28,944

Tervita Corp.

7.625%, 12/1/21(9)	977	757,483

		$3,652,099

Packaging & Containers — 0.1%

ARD Finance S.A.

6.50%, (6.50% cash or 7.25% PIK), 6/30/27(9)(13)	508	$503,014

		$503,014

Radio and Television — 0.2%

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(9)	115	$91,694

iHeartCommunications, Inc.

6.375%, 5/1/26	208	217,483

8.375%, 5/1/27	376	352,743

Nielsen Co. Luxembourg S.a.r.l. (The)

5.50%, 10/1/21(9)	24	24,098

Terrier Media Buyer, Inc.

8.875%, 12/15/27(9)	339	329,889

		$1,015,907

Road & Rail — 0.0%(6)

Watco Cos., LLC/Watco Finance Corp.

6.375%, 4/1/23(9)	45	$45,052

		$45,052

Software and Services — 0.0%(6)

IHS Markit, Ltd.

5.00%, 11/1/22(9)	60	$64,511

		$64,511

Steel — 0.2%

Allegheny Technologies, Inc.

7.875%, 8/15/23	1,065	$982,255

		$982,255

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Surface Transport — 0.1%

DAE Funding, LLC

5.00%, 8/1/24(9)	818	$686,617

XPO Logistics, Inc.

6.50%, 6/15/22(9)	56	56,195

		$742,812

Telecommunications — 0.4%

CenturyLink, Inc.

6.75%, 12/1/23	40	$43,529

Connect Finco S.a.r.l./Connect US Finco, LLC

6.75%, 10/1/26(9)	250	242,891

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(9)	600	577,500

Intelsat Jackson Holdings S.A.

5.50%, 8/1/23(8)	25	13,253

8.50%, 10/15/24(8)(9)	346	198,121

Level 3 Financing, Inc.

5.375%, 1/15/24	25	25,404

Sprint Communications, Inc.

7.00%, 8/15/20	105	105,939

6.00%, 11/15/22	3	3,194

Sprint Corp.

7.25%, 9/15/21	230	241,839

7.625%, 2/15/25	250	292,344

T-Mobile USA, Inc.

6.375%, 3/1/25	35	36,187

6.50%, 1/15/26	110	116,338

		$1,896,539

Utilities — 0.1%

Vistra Energy Corp.

8.125%, 1/30/26(9)	25	$26,203

Vistra Operations Co., LLC

5.00%, 7/31/27(9)	201	210,762

4.30%, 7/15/29(9)	32	33,129

		$270,094

Total Corporate Bonds & Notes (identified cost $29,378,025)		$26,946,008

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Asset-Backed Securities — 6.0%
Security	Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd.

Series 2019-1A, Class E, 8.609%, (3 mo. USD LIBOR + 6.78%), 1/20/33(9)(12)	$850	$729,754

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 7.648%, (3 mo. USD LIBOR + 6.55%), 4/22/31(9)(12)	500	416,974

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 6.242%, (3 mo. USD LIBOR + 5.85%), 5/15/30(9)(12)	2,000	1,605,968

Ares XXXIV CLO, Ltd.

Series 2015-2A, Class ER, 7.626%, (3 mo. USD LIBOR + 6.85%), 4/17/33(9)(12)	1,300	1,150,035

Bardot CLO, Ltd.

Series 2019-2A, Class E, 8.048%, (3 mo. USD LIBOR + 6.95%), 10/22/32(9)(12)	1,000	841,113

Benefit Street Partners CLO XIX, Ltd.

Series 2019-19A, Class E, 8.898%, (3 mo. USD LIBOR + 7.02%), 1/15/33(9)(12)	750	629,575

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 7.819%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(12)	1,000	853,869

Benefit Street Partners CLO XVIII, Ltd.

Series 2019-18A, Class E, 8.119%, (3 mo. USD LIBOR + 6.90%), 10/15/32(9)(12)	1,000	880,020

BlueMountain CLO XXV, Ltd.

Series 2019-25A, Class E, 7.919%, (3 mo. USD LIBOR + 6.70%), 7/15/32(9)(12)	1,000	884,214

BlueMountain CLO XXVI, Ltd.

Series 2019-26A, Class E, 8.835%, (3 mo. USD LIBOR + 7.70%), 10/20/32(9)(12)	1,500	1,335,361

Canyon Capital CLO, Ltd.

Series 2019-2A, Class E, 8.369%, (3 mo. USD LIBOR + 7.15%), 10/15/32(9)(12)	400	355,328

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 7.811%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(12)	1,200	862,787

Series 2015-5A, Class DR, 7.835%, (3 mo. USD LIBOR + 6.70%), 1/20/32(9)(12)	500	388,093

Cedar Funding X CLO, Ltd.

Series 2019-10A, Class E, 8.135%, (3 mo. USD LIBOR + 7.00%), 10/20/32(9)(12)	1,000	863,032

Dryden Senior Loan Fund

Series 2015-40A, Class ER, 6.142%, (3 mo. USD LIBOR + 5.75%), 8/15/31(9)(12)	1,000	795,166

Fort Washington CLO, Ltd.

Series 2019-1A, Class E, 8.385%, (3 mo. USD LIBOR + 7.25%), 10/20/32(9)(12)	1,000	859,092

Security	Principal Amount (000’s omitted)	Value

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 7.864%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(12)	$1,000	$804,233

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 6.385%, (3 mo. USD LIBOR + 5.25%), 4/20/31(9)(12)	1,000	794,773

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 6.941%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(12)	250	191,072

Golub Capital Partners CLO 23M, Ltd.

Series 2015-23A, Class ER, 6.885%, (3 mo. USD LIBOR + 5.75%), 1/20/31(9)(12)	1,200	842,033

Harriman Park CLO, Ltd.

Series 2020-1A, Class E, 8.114%, (3 mo. USD LIBOR + 6.91%), 4/20/31(9)(12)	1,100	959,557

Kayne CLO, Ltd.

Series 2019-5A, Class E, 7.72%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(12)	1,000	861,923

Series 2020-7A, Class E, 7.907%, (3 mo. USD LIBOR + 6.50%), 4/17/33(9)(12)	1,275	1,110,679

Madison Park Funding XXXVI, Ltd.

Series 2019-36A, Class E, 9.192%, (3 mo. USD LIBOR + 7.25%), 1/15/33(9)(12)	500	454,089

Madison Park Funding XXXVII, Ltd.

Series 2019-37A, Class E, 7.769%, (3 mo. USD LIBOR + 6.55%), 7/15/32(9)(12)	1,000	878,649

Neuberger Berman Loan Advisers CLO 31, Ltd.

Series 2019-31A, Class E, 7.885%, (3 mo. USD LIBOR + 6.75%), 4/20/31(9)(12)	600	532,188

Neuberger Berman Loan Advisers CLO 33, Ltd.

Series 2019-33A, Class E, 7.976%, (3 mo. USD LIBOR + 6.80%), 10/16/32(9)(12)	1,000	889,870

Oaktree CLO, Ltd.

Series 2019-3A, Class E, 7.905%, (3 mo. USD LIBOR + 6.77%), 7/20/31(9)(12)	1,000	821,953

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 6.985%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(12)	900	722,529

Series 2019-1A, Class D, 7.424%, (3 mo. USD LIBOR + 7.00%), 11/14/32(9)(12)	1,000	905,370

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 8.069%, (3 mo. USD LIBOR + 6.85%), 10/15/32(9)(12)	500	445,104

Regatta XIV Funding, Ltd.

Series 2018-3A, Class E, 6.941%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(12)	700	547,208

Regatta XVI Funding, Ltd.

Series 2019-2A, Class E, 8.903%, (3 mo. USD LIBOR + 7.00%), 1/15/33(9)(12)	750	669,514

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Southwick Park CLO, LLC

Series 2019-4A, Class E, 7.835%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(12)	$2,000	$1,720,388

Vibrant CLO X, Ltd.

Series 2018-10A, Class D, 7.325%, (3 mo. USD LIBOR + 6.19%), 10/20/31(9)(12)	850	589,177

Vibrant CLO XI, Ltd.

Series 2019-11A, Class D, 7.905%, (3 mo. USD LIBOR + 6.77%), 7/20/32(9)(12)	1,000	707,695

Voya CLO, Ltd.

Series 2013-1A, Class DR, 7.699%, (3 mo. USD LIBOR + 6.48%), 10/15/30(9)(12)	2,000	1,428,674

Wellfleet CLO, Ltd.

Series 2020-1A, Class D, 8.422%, (3 mo. USD LIBOR + 7.24%), 4/15/33(9)(12)	1,300	1,155,461

Total Asset-Backed Securities (identified cost $37,382,552)		$31,482,520

Common Stocks — 1.1%
Security	Shares	Value

Aerospace and Defense — 0.2%

IAP Global Services, LLC(4)(14)(15)	58	$774,233

		$774,233

Automotive — 0.0%(6)

Dayco Products, LLC(14)(15)	20,780	$155,850

		$155,850

Business Equipment and Services — 0.0%(6)

Crossmark Holdings, Inc.(14)(15)	3,740	$215,050

		$215,050

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(14)(15)	40,989	$317,665

		$317,665

Electronics / Electrical — 0.0%(6)

Answers Corp.(4)(14)(15)	96,908	$179,280

		$179,280

Oil and Gas — 0.3%

AFG Holdings, Inc.(4)(14)(15)	30,640	$644,359

Fieldwood Energy, Inc.(14)(15)	19,189	1,919

Nine Point Energy Holdings, Inc.(4)(14)(16)	758	0

Security	Shares	Value

Oil and Gas (continued)

RDV Resources, Inc., Class A(4)(14)(15)	30,849	$0

Samson Resources II, LLC, Class A(4)(15)	46,484	848,333

Southcross Holdings Group, LLC(4)(14)(15)	67	0

Southcross Holdings L.P., Class A(15)	67	486

Sunrise Oil & Gas, Inc., Class A(14)(15)	13,157	92,099

		$1,587,196

Publishing — 0.4%

ION Media Networks, Inc.(4)(15)	4,429	$1,815,846

Tweddle Group, Inc.(4)(14)(15)	1,944	12,752

		$1,828,598

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(14)(15)	86,335	$83,382

Cumulus Media, Inc., Class A(14)(15)	42,499	219,720

iHeartMedia, Inc., Class A(14)(15)	36,714	319,412

		$622,514

Retailers (Except Food and Drug) — 0.0%(6)

David’s Bridal, LLC(4)(14)(15)	23,371	$176,217

		$176,217

Total Common Stocks (identified cost $7,032,235)		$5,856,603

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Oil and Gas — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%(4)(14)(16)	14	$0

Total Convertible Preferred Stocks (identified cost $14,000)		$0

Preferred Stocks — 0.1%
Security	Shares	Value

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC, Series A(4)(14)(15)	655	$52,400

David’s Bridal, LLC, Series B(4)(14)(15)	2,667	215,920

Total Preferred Stocks (identified cost $215,920)		$268,320

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

Closed-End Funds — 1.7%
Security	Shares	Value

BlackRock Floating Rate Income Strategies Fund, Inc.	111,292	$1,245,358

Invesco Senior Income Trust	402,161	1,379,412

Nuveen Credit Strategies Income Fund	406,731	2,428,184

Nuveen Floating Rate Income Fund	164,907	1,281,327

Nuveen Floating Rate Income Opportunity Fund	115,017	899,433

Voya Prime Rate Trust	441,753	1,767,012

Total Closed-End Funds (identified cost $12,900,108)		$9,000,726

Warrants — 0.0%
Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(4)(14)(15)	4,543	$0

Total Warrants (identified cost $0)		$0

Miscellaneous — 0.0%(6)
Security	Shares	Value

Oil and Gas — 0.0%(6)

Paragon Offshore Finance Company, Class A(14)(15)	1,707	$512

Paragon Offshore Finance Company, Class B(14)(15)	854	10,462

Total Miscellaneous (identified cost $18,573)		$10,974

Short-Term Investments — 1.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.31%(17)	7,095,616	$7,095,616

Total Short-Term Investments (identified cost $7,096,326)		$7,095,616

Total Investments — 152.9% (identified cost $876,227,958)		$794,267,166

Less Unfunded Loan Commitments — (0.1)%		$(292,720)

Net Investments — 152.8% (identified cost $875,935,238)		$793,974,446

Notes Payable — (36.5)%		$(190,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (15.4)%		$(79,881,962)

Other Assets, Less Liabilities — (0.9)%		$(4,627,901)

Net Assets Applicable to Common Shares — 100.0%		$519,464,583

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

The stated interest rate represents the weighted average interest rate at May 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At May 31, 2020, the total value of unfunded loan commitments is $276,592. See Note 1F for description.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(5)	This Senior Loan will settle after May 31, 2020, at which time the interest rate will be determined.

(6)	Amount is less than 0.05%.

(7)	Fixed-rate loan.

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Portfolio of Investments — continued

(8)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2020, the aggregate value of these securities is $51,851,156 or 10.0% of the Trust’s net assets applicable to common shares.

(10)	Security converts to variable rate after the indicated fixed-rate coupon period.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(12)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2020.

(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Restricted security (see Note 7).

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	14,078,510	USD	15,660,231	Standard Chartered Bank	6/2/20	$—	$(32,375)

USD	15,428,195	EUR	14,078,510	Standard Chartered Bank	6/2/20	—	(199,657)

USD	15,669,412	EUR	14,078,510	Standard Chartered Bank	7/2/20	31,983	—

USD	18,650,113	EUR	17,176,206	Goldman Sachs International	7/31/20	—	(439,694)

USD	1,425,959	GBP	1,164,706	State Street Bank and Trust Company	8/28/20	—	(12,949)

USD	17,826,360	EUR	16,196,217	HSBC Bank USA, N.A.	8/31/20	—	(186,301)

						$31,983	$(870,976)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Statement of Assets and Liabilities

Assets	May 31, 2020

Unaffiliated investments, at value (identified cost, $868,838,912)	$786,878,830

Affiliated investment, at value (identified cost, $7,096,326)	7,095,616

Cash	2,996,058

Deposits for derivatives collateral — forward foreign currency exchange contracts	520,000

Foreign currency, at value (identified cost, $19,785)	19,735

Interest and dividends receivable	3,504,408

Dividends receivable from affiliated investment	1,513

Receivable for investments sold	8,324,159

Receivable for open forward foreign currency exchange contracts	31,983

Prepaid upfront fees and other fees on notes payable and variable rate term preferred shares	587,393

Prepaid expenses	50,725

Total assets	$810,010,420

Liabilities

Notes payable	$190,000,000

Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $118,038)	79,881,962

Cash collateral due to broker	120,000

Payable for investments purchased	18,050,211

Payable for open forward foreign currency exchange contracts	870,976

Payable to affiliates:

Investment adviser fee	487,443

Trustees’ fees	7,524

Interest expense and fees payable	735,635

Accrued expenses	392,086

Total liabilities	$290,545,837

Net assets applicable to common shares	$519,464,583

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 39,863,690 shares issued and outstanding	$398,637

Additional paid-in capital	624,388,144

Accumulated loss	(105,322,198)

Net assets applicable to common shares	$519,464,583

Net Asset Value Per Common Share

($519,464,583 ÷ 39,863,690 common shares issued and outstanding)	$13.03

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Statement of Operations

Investment Income	Year Ended May 31, 2020

Interest and other income	$48,875,490

Dividends	1,983,116

Dividends from affiliated investment	247,587

Total investment income	$51,106,193

Expenses

Investment adviser fee	$6,654,453

Trustees’ fees and expenses	44,620

Custodian fee	228,408

Transfer and dividend disbursing agent fees	19,023

Legal and accounting services	138,736

Printing and postage	64,119

Interest expense and fees	10,260,927

Miscellaneous	101,378

Total expenses	$17,511,664

Net investment income	$33,594,529

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(23,883,851)

Investment transactions — affiliated investment	1,205

Foreign currency transactions	(14,853)

Forward foreign currency exchange contracts	3,317,318

Net realized loss	$(20,580,181)

Change in unrealized appreciation (depreciation) —

Investments	$(58,616,443)

Investments — affiliated investment	(751)

Foreign currency	4,703

Forward foreign currency exchange contracts	(1,194,086)

Net change in unrealized appreciation (depreciation)	$(59,806,577)

Net realized and unrealized loss	$(80,386,758)

Net decrease in net assets from operations	$(46,792,229)

31	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$33,594,529	$33,780,998

Net realized gain (loss)	(20,580,181)	7,994,927

Net change in unrealized appreciation (depreciation)	(59,806,577)	(22,768,965)

Net increase (decrease) in net assets from operations	$(46,792,229)	$19,006,960

Distributions to common shareholders	$(40,150,709)	$(34,840,865)

Net decrease in net assets	$(86,942,938)	$(15,833,905)

Net Assets Applicable to Common Shares

At beginning of year	$606,407,521	$622,241,426

At end of year	$519,464,583	$606,407,521

32	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2020

Net decrease in net assets from operations	$(46,792,229)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(288,331,133)

Investments sold and principal repayments	348,635,598

Decrease in short-term investments, net	853,098

Net amortization/accretion of premium (discount)	(101,598)

Amortization of deferred debt issuance costs on variable rate term preferred shares	31,088

Amortization of prepaid upfront fees and other fees on notes payable and variable rate term preferred shares	344,634

Increase in interest and dividends receivable	(265,323)

Decrease in dividends receivable from affiliated investment	14,755

Decrease in receivable for open forward foreign currency exchange contracts	360,723

Decrease in prepaid expenses	21,402

Increase in cash collateral due to broker	120,000

Increase in payable for open forward foreign currency exchange contracts	833,363

Decrease in payable to affiliate for investment adviser fee	(108,373)

Decrease in payable to affiliate for Trustees’ fees	(959)

Decrease in interest expense and fees payable	(556,403)

Increase in accrued expenses	252,227

Net change in unrealized (appreciation) depreciation from investments	58,617,194

Net realized loss from investments	23,882,646

Net cash provided by operating activities	$97,810,710

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(40,150,709)

Proceeds from notes payable	44,000,000

Repayments of notes payable	(102,000,000)

Payment of deferred debt issuance costs on variable rate term preferred shares	(14,500)

Payment of upfront fees and other fees on notes payable	(652,500)

Net cash used in financing activities	$(98,817,709)

Net decrease in cash and restricted cash*	$(1,006,999)

Cash and restricted cash at beginning of year (including foreign currency)	$4,542,792

Cash and restricted cash at end of year (including foreign currency)	$3,535,793

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and variable rate term preferred shares	$11,108,608

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,911).

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

May 31, 2020

Cash	$2,996,058

Deposits for derivatives collateral — forward foreign currency exchange contracts	520,000

Foreign currency	19,735

Total cash and restricted cash as shown on the Statement of Cash Flows	$3,535,793

33	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year (Common shares)	$15.210	$15.610	$15.570	$14.680	$15.640

Income (Loss) From Operations

Net investment income(1)	$0.843	$0.847	$0.792	$0.864	$0.908

Net realized and unrealized gain (loss)	(2.016)	(0.373)	0.076	0.899	(0.964)

Total income (loss) from operations	$(1.173)	$0.474	$0.868	$1.763	$(0.056)

Less Distributions to Common Shareholders

From net investment income	$(1.007)	$(0.874)	$(0.828)	$(0.873)	$(0.904)

Total distributions to common shareholders	$(1.007)	$(0.874)	$(0.828)	$(0.873)	$(0.904)

Net asset value — End of year (Common shares)	$13.030	$15.210	$15.610	$15.570	$14.680

Market value — End of year (Common shares)	$11.240	$13.480	$14.850	$15.150	$13.560

Total Investment Return on Net Asset Value(2)	(7.36)%	3.77%	6.03%	12.65%	0.46%

Total Investment Return on Market Value(2)	(9.83)%	(3.32)%	3.67%	18.58%	1.14%

34	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Net assets applicable to common shares, end of year (000’s omitted)	$519,465	$606,408	$622,241	$620,772	$585,101

Ratios (as a percentage of average daily net assets applicable to common shares):†

Expenses excluding interest and fees(3)	1.26%	1.28%	1.28%	1.32%	1.36%

Interest and fee expense(4)	1.79%	2.00%	1.52%	1.16%	0.93%

Total expenses(3)	3.05%	3.28%	2.80%	2.48%	2.29%

Net investment income	5.85%	5.49%	5.09%	5.68%	6.22%

Portfolio Turnover	34%	24%	34%	47%	29%

Senior Securities:

Total notes payable outstanding (in 000’s)	$190,000	$248,000	$254,000	$246,000	$232,000

Asset coverage per $1,000 of notes payable(5)	$4,155	$3,768	$3,765	$3,849	$3,867

Total preferred shares outstanding	800	800	800	800	800

Asset coverage per preferred share(6)	$292,394	$284,880	$286,300	$290,421	$287,532

Involuntary liquidation preference per preferred share(7)	$100,000	$100,000	$100,000	$100,000	$100,000

Approximate market value per preferred share(7)	$100,000	$100,000	$100,000	$100,000	$100,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable (see Note 9).

(5)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 292%, 285%, 286%, 290% and 288% at May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(7)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any.

	Year Ended May 31,
	2020	2019	2018	2017	2016

Expenses excluding interest and fees	0.81%	0.83%	0.83%	0.86%	0.86%

Interest and fee expense	1.16%	1.31%	1.00%	0.76%	0.58%

Total expenses	1.97%	2.14%	1.83%	1.62%	1.44%

Net investment income	3.79%	3.58%	3.33%	3.72%	3.90%

35	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based

36

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements — continued

on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2020, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At May 31, 2020, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Variable Rate Term Preferred Shares

Variable rate term preferred shares are a form of preferred shares that represent stock of the Trust. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share.

On December 18, 2012, the Trust issued 800 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution. The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares.

37

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements — continued

On September 30, 2016, the Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) as permitted by the Trust’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. Effective January 24, 2019, the mandatory redemption date of the Series L-2 VRTP Shares was extended to January 24, 2024. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.75% to three-month LIBOR. Such spread is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.

The Series L-2 VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares’ redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.

In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Trust paid an upfront fee of $400,000 and debt issuance costs of $458,267. The Trust paid additional debt issuance costs of $52,580 in connection with the extension of the mandatory redemption date of the Series L-2 VRTP Shares. These amounts are being amortized to interest expense and fees through January 24, 2024. The unamortized amount of the debt issuance costs as of May 31, 2020 is presented as a deduction of the liability for variable rate term preferred shares on the Statement of Assets and Liabilities.

The carrying amount of the Series L-2 VRTP Shares at May 31, 2020 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2020. The average liquidation preference of the Series L-2 VRTP Shares during the year ended May 31, 2020 was $80,000,000.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the Series L-2 VRTP Shares at May 31, 2020 was 3.18%. The amount of dividends accrued and the average dividend rate of the Series L-2 VRTP Shares during the year ended May 31, 2020 were $3,099,091 and 3.87%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2020 and May 31, 2019 was as follows:

	Year Ended May 31,
	2020	2019

Ordinary income	$43,249,800	$38,259,907

During the year ended May 31, 2020, accumulated loss was decreased by $16,066 and paid-in capital was decreased by $16,066 due to differences between book and tax accounting, primarily for non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

38

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements — continued

As of May 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,243,059

Deferred capital losses	$(25,388,745)

Net unrealized depreciation	$(81,744,987)

Distributions payable	$(431,525)

At May 31, 2020, the Trust, for federal income tax purposes, had deferred capital losses of $25,388,745 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2020, $6,321,084 are short-term and $19,067,661 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at May 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$875,619,220

Gross unrealized appreciation	$4,167,058

Gross unrealized depreciation	(85,811,832)

Net unrealized depreciation	$(81,644,774)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended May 31, 2020, the Trust’s investment adviser fee amounted to $6,654,453. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $297,012,489 and $355,488,916, respectively, for the year ended May 31, 2020.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended May 31, 2020 and May 31, 2019.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended May 31, 2020 and May 31, 2019.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 5,495,789 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended May 31, 2020 and May 31, 2019, there were no shares sold by the Trust pursuant to its shelf offering.

39

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements — continued

7  Restricted Securities

At May 31, 2020, the Trust owned the following securities which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	758	$34,724	$0

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	14	$14,000	$0

Total Restricted Securities			$48,724	$0

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 2020 is included in the Portfolio of Investments. At May 31, 2020, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $870,976. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $400,000 at May 31, 2020.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at May 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2020.

40

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$31,983	$(870,976)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of May 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Standard Chartered Bank	$31,983	$(31,983)	$—	$—	$—

	$31,983	$(31,983)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(439,694)	$—	$—	$400,000	$(39,694)

HSBC Bank USA, N.A.	(186,301)	—	108,946	—	(77,355)

Standard Chartered Bank	(232,032)	31,983	—	—	(200,049)

State Street Bank and Trust Company	(12,949)	—	—	—	(12,949)

	$(870,976)	$31,983	$108,946	$400,000	$(330,047)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$3,317,318	$(1,194,086)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

41

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements — continued

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended May 31, 2020, which is indicative of the volume of this derivative type, was approximately $67,296,000.

9  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $290 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 8, 2021, the Trust also pays a program fee of 0.85% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Program and liquidity fees for the year ended May 31, 2020 totaled $2,099,306 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Agreement on March 9, 2020, the Trust paid upfront fees of $290,000 and, shortly thereafter on March 20, 2020, the Trust paid waiver fees of $362,500 in connection with a reduction of Trust net asset value during the month of March 2020 due to market volatility; these aggregate upfront and waiver fees are being amortized to interest expense through March 8, 2021. The unamortized balance at May 31, 2020 is approximately $521,000 and is included in prepaid upfront fees and other fees on notes payable and variable rate term preferred shares on the Statement of Assets and Liabilities. At May 31, 2020, the Trust had borrowings outstanding under the Agreement of $190,000,000 at an annual interest rate of 0.73%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2020. For the year ended May 31, 2020, the average borrowings under the Agreement and the average interest rate (excluding fees) were $232,841,530 and 2.00%, respectively.

10  Investments in Affiliated Funds

At May 31, 2020, the value of the Trust’s investment in affiliated funds was $7,095,616, which represents 1.4% of the Trust’s net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended May 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$7,948,260	$266,174,419	$(267,027,517)	$1,205	$(751)	$7,095,616	$247,587	7,095,616

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements — continued

At May 31, 2020, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$712,584,678	$729,001	$713,313,679

Corporate Bonds & Notes	—	26,946,008	—	26,946,008

Asset-Backed Securities	—	31,482,520	—	31,482,520

Common Stocks	940,179	465,404	4,451,020	5,856,603

Convertible Preferred Stocks	—	—	0	0

Preferred Stocks	—	—	268,320	268,320

Closed-End Funds	9,000,726	—	—	9,000,726

Warrants	—	—	0	0

Miscellaneous	—	10,974	—	10,974

Short-Term Investments	—	7,095,616	—	7,095,616

Total Investments	$9,940,905	778,585,200	$5,448,341	$793,974,446

Forward Foreign Currency Exchange Contracts	$—	$31,983	$—	$31,983

Total	$9,940,905	$778,617,183	$5,448,341	$794,006,429

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(870,976)	$—	$(870,976)

Total	$—	$(870,976)	$—	$(870,976)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2020 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

43

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Notes to Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus that was first detected in China in December 2019 has spread rapidly internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies and can affect the market in general in significant and unforeseen ways. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The near-term impact of this coronavirus has resulted in substantial market volatility, which may have an adverse effect on the Trust’s investments.

44

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of May 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

45

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended May 31, 2020, the Trust designates approximately $917,600, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

46

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 19, 2020. The following action was taken by the shareholders:

Proposal 1:  The election of Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm as Class I Trustees of the Trust for a three-year term expiring in 2023.

Nominee for Trustee	Number of Shares
	For	Withheld

Thomas E. Faust Jr.	29,496,065	5,047,362

Cynthia E. Frost	29,558,377	4,985,050

Scott E. Wennerholm	29,467,117	5,076,310

47

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

48

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                         Date

Shareholder signature                                         Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

49

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

(1)

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

50

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as the special considerations relevant to investing in senior floating rate loans. The Board considered the

51

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Board of Trustees’ Contract Approval — continued

Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

52

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

53

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 157 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 156 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2023. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 156 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2023. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2022. Trustee since 2014.

Director of Groupon, Inc. (ecommerce provider) (since April 2020). Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

54

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2022. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2022. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2023. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

55

Eaton Vance

Floating-Rate Income Trust

May 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

56

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

57

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2224    5.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2019 and May 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Trust Income

Fiscal Years Ended	5/31/19	5/31/20
Audit Fees	$109,500	$109,525
Audit-Related Fees(1)	$0	$18,000
Tax Fees(2)	$22,006	$19,914
All Other Fees(3)	$0	$0

Total	$131,506	$147,439

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2019 and May 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/19	5/31/20
Registrant	$22,006	$37,914
Eaton Vance(1)	$60,130	$51,903

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Ralph H. Hinckley, Jr., William E. Holt, Catherine C. McDermott, Daniel P. McElaney and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Hinckley is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Fund since March 2019. Messrs. Hinckley and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$825.7	0	$0
Other Pooled Investment Vehicles	3	$5,488.5	0	$0
Other Accounts	2	$1,050.2	0	$0

William E. Holt
Registered Investment Companies	5	$2,458.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,116.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,458.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew N. Sveen
Registered Investment Companies	10	$18,070.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Ralph H. Hinckley, Jr.	$50,001 – $100,000
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Andrew N. Sveen	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 17, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 17, 2020